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Exhibit 23.3

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Wynn Resorts, Limited in Amendment No. to the registration statement on Form S-1 of Wynn Resorts, Limited dated August 20, 2002 and any amendments thereto.

Signature

/s/ Kazuo Okada
	Name:	Kazuo Okada

Dated: August 9, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Wynn Resorts, Limited in Amendment No. 1 to the registration statement on Form S-1 of Wynn Resorts, Limited dated August 20, 2002 and any amendments thereto.

Signature

/s/ Elaine P. Wynn
	Name:	Elaine P. Wynn

Dated: August 19, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Wynn Resorts, Limited in Amendment No. 1 to the registration statement on Form S-1 of Wynn Resorts, Limited dated August 20, 2002 and any amendments thereto.

Signature

/s/ Robert J. Miller
	Name:	Robert J. Miller

Dated: August 19, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Wynn Resorts, Limited in Amendment No. 1 to the registration statement on Form S-1 of Wynn Resorts, Limited dated August 20, 2002 and any amendments thereto.

Signature

/s/ John A. Moran
	Name:	John A. Moran

Dated: August 19, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Wynn Resorts, Limited in Amendment No. 1 to the registration statement on Form S-1 of Wynn Resorts, Limited dated August 20, 2002 and any amendments thereto.

Signature

/s/ Stanley R. Zax
	Name:	Stanley R. Zax

Dated: August 8, 2002

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to be named as a person about to become a director of Wynn Resorts, Limited in Amendment No. 1 to the registration statement on Form S-1 of Wynn Resorts, Limited dated August 20, 2002 and any amendments thereto.

Signature

/s/ Ronald J. Kramer
	Name:	Ronald J. Kramer

Dated: August 11, 2002

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CONSENT OF PERSON NAMED TO BECOME A DIRECTOR
CONSENT OF PERSON NAMED TO BECOME A DIRECTOR
CONSENT OF PERSON NAMED TO BECOME A DIRECTOR
CONSENT OF PERSON NAMED TO BECOME A DIRECTOR
CONSENT OF PERSON NAMED TO BECOME A DIRECTOR
CONSENT OF PERSON NAMED TO BECOME A DIRECTOR